UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): August 23, 2006


                             DYNADAPT SYSTEM, INC.
                         -------------------------------
                              (Name of Registrant)

                  Colorado                             84-1491159
         ------------------------                    --------------------
         (State of incorporation)                    (I.R.S. Employer
                                                     Identification No.)


             Suite 200 E, 10200 W. 44th Ave, WheatRidge, CO 80033
         -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 940-2090



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act
    (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR240.13e-4(c))



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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ON August 17, 2006 the Company acquired, by exchange, 200,000 shares of common stock of Tonga Capital Corp. from M. A. Littman, legal counsel to the Company a non-affiliate who was not an officer or director nor an associate of an officer or director. The exchange was completed upon issuance of 800,000 shares of common stock of the Company based upon the average bid price of issuers stock @ $.50 per share, or approximately $400,000.

ITEM 3.02 UNREGISTERED SALES OF SALES OF SECURITIES.

1) The Company has engaged the services of certain individuals to act as consultants, and agreed to issue 60,000 the shares of restricted common stock for such services

2) The Board has determined that in order to obtain the services of certain individuals to stand for election as directors, it is necessary to award shares as an incentive, and the Board authorizes the issuance 250,000 of shares to persons who may be elected as directors at the shareholders meeting and election of the directors.

3) A total of 800,000 restricted common shares were issued in exchange for certain marketable securities.

Each of the transactions listed above was or will be exempt from Registration under Section 4(2) of the Act as private non-distributive transactions.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

As of August 23, 2006, in response to an SEC Comment Letter, the Company is considering whether to restate the financial statements for the year ended April 30, 2006, as contained in consolidated pro forma (8K) and audited 10K F/S. The issue identified is whether any goodwill should have been recognized in the consolidation/reverse acquisition of Sun River Energy, Inc. The SEC has stated its position that no goodwill should be recognized in the transaction and that the assets received from an affiliate should be reflected in the balance sheets solely at predecessor basis.

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The authorized officers have discussed this matter with the independent auditors for the Company and a consensus was reached that disclosure should be made of the issue raised by the SEC relating to the previously issued financial statements dated April 30, 2006 as to non-reliance as of August 23, 2006

The independent accountants are reviewing the SEC staff position with accounting personell from the Company. The authorized officers have discussed with the independent accountant the matters disclosed in the filing pursuant to Item 4.02(b).

This disclosure is being provided to the independent accountant on August 23, 2006, pursuant to Item 4.02(c) and the accountant is requested to furnish a letter to registrant stating whether the independent accountant agrees with the statements made by the Registrant in response to Item 4.02.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On April 28, 2006, the Registrant acquired Sun River Energy, Inc. in a reverse acquisition. Sun River Energy, Inc. had a calendar year ended December 31. Registrant is year end is April 30. The fiscal year of the acquiree, Sun River Energy, Inc. has now been changed to April 30, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           DYNADAPT SYSTEM, INC.
                    ----------------------------------------
                                  (Registrant)

                             Dated: August 23, 2006

                                /s/Wesley Whiting
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                            Wesley Whiting, President